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                                                                      EXHIBIT 10


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 7, 2000, with respect to the financial statements of the Generations Divisions of American General Life Insurance Company Separate Account D, and of our report dated March 1, 2000, with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 18 to the Registration Statement (Form N-4, Nos. 33-43390 and 811-2441) of American General Life Insurance Company Separate Account D.



                                                       /s/ ERNST & YOUNG LLP
                                                       ---------------------
                                                           ERNST & YOUNG LLP




Houston, Texas
April 11, 2000